UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026
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Crinetics Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6055 Lusk Boulevard
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported on the Current Report on Form 8-K filed by Crinetics Pharmaceuticals, Inc. (the “Company”) on March 23, 2026, Jeff Knight notified the Company of his decision to resign as Chief Development and Operating Officer of the Company, effective April 10, 2026 (the “Resignation Date”). On April 10, 2026, the Company entered into an Independent Consultant Agreement (the “Consulting Agreement”) with Mr. Knight, pursuant to which Mr. Knight agreed to provide certain services to the Company regarding operational and clinical development matters (the “Services”) for a period beginning on April 10, 2026 and ending on April 10, 2027. The Consulting Agreement provides that it may be renewed on the same terms and conditions for an additional six-month period if mutually agreed upon by the parties in writing, or may be earlier terminated in accordance with the terms set forth therein (the term of the Consulting Agreement, including any extensions or earlier termination, the “Consulting Period”).
Pursuant to the Consulting Agreement, Mr. Knight will receive compensation of $400 per hour of performing the Services up to a maximum of 20 hours per month, as well as reimbursement for reasonable pre-approved travel and out-of-pocket expenses incurred in performing the Services. Mr. Knight’s unvested restricted stock units and stock options will be forfeited on the Resignation Date, and his vested stock options will remain exercisable until the date three months following the end of the Consulting Period or, if earlier, until the termination of the Consulting Period for cause. On the terms set forth in the Consulting Agreement, Mr. Knight also agreed to a general release of all claims in favor of the Company with respect to Mr. Knight’s departure from the Company, including under that certain Employment Agreement, effective as of September 13, 2021, by and between Mr. Knight and the Company, and the Company agreed to extend certain indemnification rights to Mr. Knight during the term of the Consulting Agreement.
The foregoing description of the Consulting Agreement is not complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1	Independent Consultant Agreement, effective as of April 10, 2026, between Crinetics Pharmaceuticals, Inc. and Jeff Knight.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date:	April 10, 2026	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer (Principal Executive Officer)